Prepaid and Other Assets - Schedule of other Noncurrent assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Operating lease right-of-use assets		$ 41,800
Total other assets	$ 62,867	65,966	$ 116,547
Other Noncurrent Assets [Member]
Operating lease right-of-use assets		49,773	93,924
Deposits		6,986	8,364
Contingent consideration receivable			6,120
Workers' compensation receivable		4,400	5,583
Other long-term assets		4,807	2,556
Total other assets		$ 65,966	$ 116,547